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                                                                      EXHIBIT 25

                                    FORM T-1

                                  SEE ATTACHED

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)  / /

                           ---------------------------
                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)
Illinois                                             36-3800435
(State of incorporation                              (I.R.S. employer
if not a U.S. national bank)                         identification no.)
2 N. LaSalle Street
Suite 1020
Chicago, Illinois                                    60602
(Address of principal executive offices)             (Zip code)

                           ---------------------------
                       United States Cellular Corporation
               (Exact name of obligor as specified in its charter)
Delaware                                             62-1147325
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

8410 West Bryn Mawr
Suite 700
Chicago, Illinois                                    60631
(Address of principal executive offices)             (Zip code)

                           ---------------------------
                                 Debt Securities
                       (Title of the indenture securities)
================================================================================

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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:
      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
               Name                                    Address
--------------------------------------------------------------------------------

      Office of Banks & Trust Companies        500 E. Monroe Street
      of the State of Illinois                 Springfield, Illinois 62701-1532
      Federal Reserve Bank of Chicago          230 S. LaSalle Street
                                               Chicago, Illinois 60603

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

      2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   Exhibit 25
                                        2
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                                    SIGNATURE

Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 3rd day of May, 2002.

                                          BNY Midwest Trust Company

                                      By: /s/ D. DONOVAN
                                         ---------------------------------
                                          Name:  D. DONOVAN
                                          Title: ASSISTANT VICE PRESIDENT

                                   Exhibit 25
                                        3
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                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES
                        CONSOLIDATED REPORT OF CONDITION
                                       OF
                            BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606
Including the institution's domestic and foreign subsidiaries completed as of the close of business on December 31, 2001, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                      ASSETS                                THOUSANDS OF DOLLARS
                      ------                                --------------------
Cash and Due from Depository Institutions.................
                                                                          11,694
U.S. Treasury Securities..................................
                                                                           - 0 -
Obligations of States and Political Subdivisions..........
                                                                           - 0 -
Other Bonds, Notes and Debentures.........................
                                                                           - 0 -
Corporate Stock...........................................
                                                                           - 0 -
Trust Company Premises, Furniture, Fixtures and Other
Assets Representing Trust Company Premises................
                                                                             363
Leases and Lease Financing Receivables....................
                                                                           - 0 -
Accounts Receivable.......................................
                                                                           4,004
Other Assets..............................................

(Itemize amounts greater than 15% of Line 9)
        Intangible Asset - Goodwill ................86,813
                                                                          86,882

TOTAL ASSETS.............................................
                                                                         102,943

                                   Exhibit 25
                                        4
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                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES
                        CONSOLIDATED REPORT OF CONDITION
                                       OF
                            BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606
                        LIABILITIES THOUSANDS OF DOLLARS

                      LIABILITIES                           THOUSANDS OF DOLLARS
                      -----------                           --------------------
Accounts Payable........................................
                                                                           - 0 -
Taxes Payable...........................................
                                                                           - 0 -
Other Liabilities for Borrowed Money....................
                                                                          25,425
Other Liabilities.......................................

(Itemize amounts greater than 15% of Line 14)
        Reserve for Taxes..........................3,128
        Taxes due to Parent Company................1,923
        Accrued Expenses...........................1,058
                                                                           6,156

TOTAL LIABILITIES                                                         31,581

                     EQUITY CAPITAL
                     --------------
Preferred Stock.........................................
                                                                           - 0 -
Common Stock............................................
                                                                           2,000
Surplus.................................................
                                                                          62,130
Reserve for Operating Expenses..........................
                                                                           - 0 -
Retained Earnings (Loss)................................
                                                                           7,232
TOTAL EQUITY CAPITAL....................................
                                                                          71,362
TOTAL LIABILITIES AND EQUITY CAPITAL....................
                                                                         102,943

                                   Exhibit 25
                                        5
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I,    Robert L. De Paola, Vice President
  -----------------------------------------------------------------------
              (Name and Title of Officer Authorized to Sign Report) of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                                Robert L. Depaola
              ----------------------------------------------------
                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me is 13th day of February, 2002.

My Commission expires May 15, 2003.

                                        JOSEPH A. GIACOBINO, Notary Public
(Notary Seal)

Person to whom Supervisory Staff should direct questions concerning this report.

            Christine Anderson                       (212) 503-4204
  -----------------------------------  ----------------------------------------
                 Name                        Telephone Number (Extension)

                                   Exhibit 25
                                        6